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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     We, the undersigned directors of The Kroll-O'Gara Company, hereby appoint Wilfred T. O'Gara and Abram S. Gordon, or either of them, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities indicated below, which said attorneys and agents, or each of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations, and requirements of the Securities and Exchange Commission, in connection with a Registration Statement on Form S-4 relating to the registration of shares of the Common Stock of the corporation to be offered by The Kroll-O'Gara Company, including, without limitation, power and authority to sign for us, or any of us, in our names in the capacities indicated below, such Registration Statement as well as any and all amendments (including post-effective amendments) thereto, and we hereby ratify and confirm all that said attorneys and agents, or each of them, shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed below by the following persons in the capacities indicated as of the 5th day of November, 1998.

                 SIGNATURES                                            TITLE
                 ----------                                            -----

/s/ JULES B. KROLL                             Chairman of the Board
---------------------------------------------
Jules B. Kroll

/s/ THOMAS M. O'GARA                           Vice Chairman of the Board
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Thomas M. O'Gara

/s/ WILFRED T. O'GARA                          Director
---------------------------------------------
Wilfred T. O'Gara

/s/ MICHAEL G. CHERKASKY                       Director
---------------------------------------------
Michael G. Cherkasky

/s/ MARSHALL S. COGAN                          Director
---------------------------------------------
Marshall S. Cogan

/s/ MICHAEL J. LENNON                          Director
---------------------------------------------
Michael J. Lennon

                                               Director
---------------------------------------------
Raymond E. Mabus

/s/ HUGH E. PRICE                              Director
---------------------------------------------
Hugh E. Price

/s/ JERRY E. RITTER                            Director
---------------------------------------------
Jerry E. Ritter

/s/ WILLIAM S. SESSIONS                        Director
---------------------------------------------
William S. Sessions

                                               Director
---------------------------------------------
Howard I. Smith